Schedule of Investments - Virtus Reaves Utilities ETF

April 30, 2026 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 99.8%
Utilities - 99.8%
Alliant Energy Corp.	1,055,980	$77,540,611
Ameren Corp.	530,340	60,273,141
American Electric Power Co., Inc.	493,359	67,644,453
CenterPoint Energy, Inc.	2,295,832	100,213,067
CMS Energy Corp.	727,808	55,851,986
Constellation Energy Corp.	551,484	172,614,492
DTE Energy Co.	185,929	28,203,570
Entergy Corp.	666,717	78,612,601
IDACORP, Inc.	471,860	69,712,596
NextEra Energy, Inc.	759,632	74,352,780
NiSource, Inc.	1,132,649	54,684,294
NRG Energy, Inc.	475,873	74,036,321
Pinnacle West Capital Corp.	421,769	43,745,881
PPL Corp.	1,738,266	65,080,679
Sempra	794,175	75,541,926
Talen Energy Corp.*	466,184	173,616,245
Vistra Corp.	1,008,386	159,163,646
WEC Energy Group, Inc.	391,057	46,121,263
Xcel Energy, Inc.	1,313,682	108,969,922

TOTAL INVESTMENTS - 99.8%
(Cost $1,474,684,924)		1,585,979,474
Other Assets in Excess of Liabilities - 0.2%		2,996,326
Net Assets - 100.0%		$1,588,975,800

*	Non-income producing security.

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2026.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$1,585,979,474	$—	$—	$1,585,979,474
Total	$1,585,979,474	$—	$—	$1,585,979,474